Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.
Exhibit 10.2
AMENDMENT NO. 1 TO THE
RESEARCH COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Research Collaboration and License Agreement is entered into as of September 14, 2026 (the “Amendment Effective Date”) by and between SCHRÖDINGER, INC., a corporation organized under the laws of the State of Delaware, having its principal place of business at 1540 Broadway, 24th Floor, New York, New York 10036 (“Schrödinger”) and NOVARTIS PHARMA AG, a corporation organized and existing under the laws of Switzerland, with a place of business at Lichtstrasse 35, 4056 Basel, Switzerland (“Novartis”). Schrödinger and Novartis are each referred to herein individually as a “Party” and collectively as the “Parties.”
WHEREAS, the Parties entered into that certain Research Collaboration and License Agreement, dated as of November 11, 2024 (the “Agreement”); and
WHEREAS, the Parties mutually desire to amend, modify and restate certain terms and conditions of the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.DEFINITIONS
Unless otherwise defined herein, capitalized words in this Amendment shall have the meaning attributed to them in the Agreement.
2.AMENDMENTS
The Parties agree that as of the Amendment Effective Date, the Agreement is amended as set forth in this Section 2.
2.1.Elimination of All-In
2.1.1.Section 1.28, “Clinical Acquired Product”, is deleted in its entirety, and all references to “Clinical Acquired Product” throughout the Agreement are deleted.
2.1.2.Section 1.29, “Clinical Acquisition Transaction”, is deleted in its entirety, and all references to “Clinical Acquisition Transaction” throughout the Agreement are deleted.
2.1.3.Section 1.32, “Collaboration Compound”, is deleted in its entirety and replaced with the following:
“1.32 “Collaboration Compound” means, with respect to each Collaboration Target, (a) any Small Molecule conceived, identified, derived or generated by (i) either Party under an applicable Project Plan or (ii) Schrӧdinger prior to the Effective Date or during the Term, in each case (i) or (ii), that is Directed Against such Collaboration Target; (b) [**].”
2.1.4.Section 1.145, “Novartis Internal Collaboration Compound”, is deleted in its entirety and the following sections are amended as follows to conform:
2.1.4.1.Section 1.187 is deleted in its entirety and replaced with the following:
“Reversion Compound” means a Collaboration Compound Directed Against a Terminated Target for which the Parties have submitted a [**] pursuant to Section 3.6.

2.1.4.2.The last sentence of Section 3.10 (beginning “Novartis will furnish to the JSC…”) is deleted in its entirety.
2.1.4.3.Prong (C) of Section 9.1(e) is deleted in its entirety.
2.1.4.4.The parenthetical “(other than any Novartis Internal Collaboration Compounds)” in Section 13.6(b)(i)(A) is deleted in its entirety.
2.1.4.5.The parenthetical “(other than any Novartis Internal Collaboration Compounds)” in Section 13.6(b)(ii)(B) is deleted in its entirety.
2.1.4.6.The language “other than any Novartis Internal Collaboration Compounds and” in Section 13.6(b)(iii)(B) is deleted in its entirety.
2.1.5.Section 8.2(c) and (d) (pertaining to a “[**]” and “[**]”) are deleted in their entirety.

1.1.1.Section 13.6(a)(ii) is deleted in its entirety and replaced with the following:
Novartis’ payment obligations with respect to Collaboration Compounds or Collaboration Products Directed Against any Terminated Target shall survive; provided that the applicable Collaboration Compound or Collaboration Product either (A) was the subject of a [**] during the Term or (B) with respect to any Collaboration Compound or Collaboration Product that is Covered by any Product Specific Patent with priority date prior to the effective date of termination, or that uses or was discovered using Schrӧdinger Arising IP, Product Specific Know-How, or Licensed Know-How in existence prior to the effective date of termination, Achieves the DC Criteria within [**] after the effective date of termination with respect to the applicable Collaboration Target.

2.2. Addition of Definitions
Article 1 (“Definitions”) shall be amended by adding the following entirely new sections at the end of Section 1.234.
“1.235 “New Target 1” means the Target nominated by Novartis pursuant to Section 2.7.2 of this Amendment and designated by the JSC pursuant to Section 2.7.1 of this Amendment as the Replacement Collaboration Target, replacing the [**]. For the avoidance of doubt, upon designation as Replacement Collaboration Target pursuant to this Amendment, New Target 1 shall constitute a “Collaboration Target” for all purposes under the Agreement, subject to the terms and conditions set forth herein.”
“1.236 “New Target 2” means the Target nominated by Novartis pursuant to Section 2.7.2 of this Amendment and designated by the JSC pursuant to Section 2.7.1 of this Amendment as the Additional Collaboration Target. For the avoidance of doubt, upon designation as Additional Collaboration Target pursuant to this Amendment, New Target 2 shall constitute a “Collaboration Target” for all purposes under the Agreement, subject to the terms and conditions set forth herein.”
2.3.Replacement Right
2.3.1.Section 3.3(b) is deleted in its entirety and replaced with the following:
“(b)    Other Replacement. Subject to the remainder of this Section 3.3 (Replacement Collaboration Targets and Additional [**]), with respect to each Initial Collaboration Target, or Additional Collaboration Target, in each case, (i) for which no Collaboration Compound has Achieved the DC Criteria and the JSC has determined that no Collaboration Compound has met or is likely to meet the criteria set forth in the DC Criteria of such Collaboration Target or (ii) which Novartis desires to replace (for any or no reason)

and to which replacement Schrodinger consents in writing, then Novartis may, at any time during the Research Term of such Collaboration Target, nominate with respect to each such Collaboration Target up to [**] to replace such Collaboration Target in accordance with the process set forth in Section 3.3(c) (Target Replacement Procedure) (for clarity, all [**] shall be treated as one Collaboration Target and can [**] be replaced by up to [**]). If a Collaboration Target is replaced with a Replacement Collaboration Target pursuant to this Section 3.3(b), such Replacement Collaboration Target [**].”
2.3.2. Section 3.3(c)(i) is deleted in its entirety and replaced with the following:
“(i) Proposed Replacement. In the case that Novartis desires to replace any Collaboration Target in accordance Section 3.3(b) (Other Replacement), Novartis shall provide written notice to Schrӧdinger, through the JSC, and in the case of Section 3.3(b)(i), of Novartis’ basis for its determination that no Collaboration Compound has met or is likely to meet the criteria set forth in the DC Criteria of such Collaboration Target (such notice, the “Proposed Replacement Notice”), and the JSC shall discuss in good faith such basis. If following such good faith discussion, Novartis still desires to replace any Collaboration Target based upon such determination, or in the case of (b)(ii), Schrodinger consents in writing to the proposed replacement , Novartis shall send to the Gatekeeper written notice of the identity of the new Target candidate to replace such Collaboration Target (the “Proposed Replacement Target”), which notice shall include such Target’s identity, for such Proposed Replacement Target (the “Proposed Replacement Target Notice”).”
2.3.3.Section 3.3(c)(iv) is deleted in its entirety and replaced with the following:
“(iv) Final Determination. Within [**] from the date of receipt of a Suitability Analysis Notice, the JSC shall discuss in good faith the potential replacement of the applicable Collaboration Target with the applicable Proposed Replacement Target, and if the JSC unanimously decides in writing to effect such replacement, a suitable Project Plan will be prepared pursuant to Section 3.1(c)(i) (Proposed Replacement).”
2.4.Milestone Payments for [**] Replacement Collaboration Target and Additional Collaboration Targets:
2.4.1.Tables 1, 2 and 3 in Article 8 are amended to change the Discovery Milestone Payments, Development Milestone Payments and Sales Milestone Payments for an [**] Replacement Collaboration Target and add Discovery Milestone Payments, Development Milestone Payments and Sales Milestone Payments for each Additional Collaboration Target or its Replacement Collaboration Target as follows (the tables are reproduced in full for ease of reference):

Section 8.2, Table 1:
Table 1

Discovery Milestone Event	Discovery Milestone Payment
[**]
●$[**] Dollars) for each Collaboration Compound Directed Against the [**] Target or its Replacement Collaboration Target
●$[**] Dollars) for each Collaboration Compound Directed Against the [**] Target or its Replacement Collaboration Target
●$[**] Dollars) for each Collaboration Compound Directed Against an [**] Replacement Collaboration Target
●$[**] Dollars) for each Collaboration Compound Directed Against an Additional Collaboration Target or its Replacement Collaboration Target

Section 8.3, Table 2:
Table 2

	Development Milestone Event	Development Milestone Payment
1.	[**]
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$ [**] Dollars) for an [**] Replacement Collaboration Target
●$ [**] Dollars) for an Additional Collaboration Target or its Replacement Collaboration Target

2.	[**]
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$ [**] Dollars) for an [**] Replacement Collaboration Target
●$ [**] Dollars) for an Additional Collaboration Target or its Replacement Collaboration Target

3.	[**]
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$ [**] Dollars) for an [**] Replacement Collaboration Target
●$ [**] Dollars) for an Additional Collaboration Target or its Replacement Collaboration Target

4.	[**]
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$[**] Dollars) for an [**] Replacement Collaboration Target
●     [**] Dollars) for an Additional Collaboration Target or its Replacement Collaboration Target

5.	[**]
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$ [**] Dollars) for an [**] Replacement Collaboration Target
●$ [**] Dollars) for an Additional Collaboration Target or its Replacement Collaboration Target

6.	[**]
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$ [**] Dollars) for an [**] Replacement Collaboration Target
●$ [**] Dollars) for an Additional Collaboration Target or its Replacement Collaboration Target

7.	[**]
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$ [**] Dollars) for an [**] Replacement Collaboration Target
●$ [**] Dollars) for an Additional Collaboration Target or its Replacement Collaboration Target

8.	[**]
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$ [**] Dollars) for an [**] Replacement Collaboration Target
●$ [**] Dollars) for an Additional Collaboration Target or its Replacement Collaboration Target

9.	[**]
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$ [**] Dollars) for an [**] Replacement Collaboration Target
●$ [**] Dollars) for an Additional Collaboration Target or its Replacement Collaboration Target

10.	[**]
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$[**] Dollars) for [**] Target or its Replacement Collaboration Target
●$[**] Dollars) for an [**] Replacement Collaboration Target
●     [**] Dollars) for an Additional Collaboration Target or its Replacement Collaboration Target

Section 8.4, Table 3:

	Sales Milestone Event (First Achievement of Annual Net Sales for Each Collaboration Product)	Sales Milestone Payment
1.	[**] Dollars ($[**])
●$[**] Dollars) if such Collaboration Product is directed to [**] Target or its Replacement Collaboration Target
●$[**] Dollars) if such Collaboration Product is directed to [**] Target or its Replacement Collaboration Target
●$ [**] Dollars) if such Collaboration Product is directed to an [**] Replacement Collaboration Target
●$ [**] Dollars) if such Collaboration Product is directed to an Additional Collaboration Target or its Replacement Collaboration Target

	Sales Milestone Event (First Achievement of Annual Net Sales for Each Collaboration Product)	Sales Milestone Payment
2.	[**] Dollars ($[**])
●$[**] Dollars) if such Collaboration Product is directed to [**] Target or its Replacement Collaboration Target
●$[**] Dollars) if such Collaboration Product is directed to [**] Target or its Replacement Collaboration Target
●$ [**] Dollars) if such Collaboration Product is directed to an [**] Replacement Collaboration Target
●     [**] Dollars) if such Collaboration Product is directed to an Additional Collaboration Target or its Replacement Collaboration Target

	Sales Milestone Event (First Achievement of Annual Net Sales for Each Collaboration Product)	Sales Milestone Payment
3.	[**] Dollars ($[**])
●$[**] Dollars) if such Collaboration Product is directed to [**] Target or its Replacement Collaboration Target
●[**] Dollars) if such Collaboration Product is directed to [**] Target or its Replacement Collaboration Target
●$ [**] Dollars) if such Collaboration Product is directed to an [**] Replacement Collaboration Target
●$ [**] Dollars) if such Collaboration Product is directed to an Additional Collaboration Target or its Replacement Collaboration Target

	Sales Milestone Event (First Achievement of Annual Net Sales for Each Collaboration Product)	Sales Milestone Payment
4.	[**] Dollars ($[**])
●$[**] Dollars) if such Collaboration Product is directed to [**] Target or its Replacement Collaboration Target
●$[**] Dollars) if such Collaboration Product is directed to [**] Target or its Replacement Collaboration Target
●$ [**] Dollars) if such Collaboration Product is directed to an [**] Replacement Collaboration Target
●     [**] Dollars) if such Collaboration Product is directed to an Additional Collaboration Target or its Replacement Collaboration Target

2.4.2. Section 8.3(b) is amended by deleting (C) in its entirety and replacing it with the following language:
“[**].”
2.4.3. Section 8.4(b) is amended by deleting (iii) in its entirety and replacing it with the following language:
“ [**].”
2.4.4.Except as expressly set forth in this Section 2.3, all payment terms, invoicing procedures, and payment mechanics applicable to [**] under the Agreement shall apply mutatis mutandis to each Additional Collaboration Target or its Replacement Collaboration Target. For the avoidance of doubt, Novartis shall pay to Schrodinger royalties based on the Net Sales of each Collaboration Product during the applicable Royalty Term for such Collaboration Product in such country for each Additional Collaboration Target or its Replacement Collaboration Target as set forth in Section 8.5.
2.5.Resource Reallocation and Wind-Down
New subsections (i) and (ii) are added to 3.3(d) as follows:

“(i)    Resource Reallocation. If Novartis replaces a Collaboration Target in accordance with this Section 3.3, the resources, including, without limitation, FTEs, equipment, materials, and project infrastructure, previously designated for or allocated to such Collaboration Target under the applicable Project Plan(s) and/or the JSC budget (collectively, the “Collaboration Target Resources”), shall be reallocated from such Collaboration Target Project Plan(s) to one or more Project Plans, as agreed upon by the JSC. The JSC shall oversee the resource allocation, and the Parties shall cooperate in good faith to ensure an orderly and efficient transition of such resources to the Project Plan(s) with minimal disruption to ongoing research activities.
(i)Discontinued Target Wind-Down. The Parties shall cooperate in good faith to develop a mutually agreed wind-down plan to govern the orderly wind-down of a Discontinued Target within [**] of the Initial Collaboration Target becoming a Discontinued Target.”
2.6.[**] Reversion and Exclusivity
2.6.1.The first paragraph of Section 13.6(b)(i), “Reversion Pre-DC”, is deleted in its entirety and replaced with the following:
“(i)    Reversion Pre-DC. In the case of termination of this Agreement, in its entirety or with respect to a Terminated Target (and for clarity, not in the event of termination with respect to a Project or [**]) by Schrӧdinger under Section 13.3 (Termination by Either Party for Breach) or Section 13.4 (Termination by Either Party for Insolvency) or by Novartis under Section 13.2(a) (At Will) or in the case of [**] only, by Novartis under Section 3.3(b)(ii) (replacement with Schrodinger consent), in each case, prior to issuance of a [**], effective upon Schrӧdinger’s written notification to Novartis, within [**] of the effective date of such termination, of its election under this Section 13.6(b)(i):”
2.6.2.A new Section 13.6(b)(i)(C) is added as follows:
“Notwithstanding the foregoing in this Section 13.6(b)(i), Novartis shall have no payment obligations to Schrodinger, including but not limited to Discovery Milestone Payments, Development Milestone Payments, Sales Milestone Payments, or royalties, with respect to [**] from and after the date [**] becomes a Discontinued Target, except to the extent any such payment obligations accrued but remained unpaid prior to the date [**] became a Discontinued Target, which obligations shall survive and remain payable in accordance with the Agreement.”
2.6.3.Section 11.1(b)(vi) is deleted in its entirety and replaced with the following:
“(vi) the effective date of termination of such Collaboration Target if such termination occurs due to termination by Novartis under Section 13.2 (Termination by Novartis at Will or for a Safety Concern) or in the case of [**] only, by Novartis under Section 3.3(b)(ii) (replacement with Schrodinger consent), by either Party under Section 13.3 (Termination by Either Party for Breach), or by either Party under Section 13.4 (Termination by Either Party for Insolvency).

2.7.Designation of New Collaboration Targets
2.7.1.Notwithstanding the procedural requirements set forth in Section 3.3 (Replacement Collaboration Targets and Additional [**]), Section 3.4 (Additional Collaboration Targets), and Section 3.5 (Gatekeeper) of the Agreement, which are hereby waived by mutual written agreement of the Parties solely with respect to New Target 1 and New Target 2, the Parties hereby agree that, effective upon the JSC determination pursuant to Section 3.3(c)(iv) (Final Determination) to effect the designation of the applicable New Target (or the deemed designation of such New Target as provided below) , (i) New Target 1 shall constitute the Replacement Collaboration Target under the Agreement, and [**] shall cease to be a Collaboration Target and shall be treated as a Discontinued Target and (ii) New Target 2 shall constitute an Additional Collaboration Target under the Agreement, in each case except as expressly modified herein. Notwithstanding Section 3.3(c)(iv), with respect to each New Target the JSC shall make its determination no later than [**] after Schrodinger delivers a positive Suitability Analysis report for such New Target pursuant to Section 3.3(c)(iii); and if the JSC has not made such determination within that period, the applicable New Target shall be deemed designated and shall automatically become the Replacement Collaboration Target (New Target 1) or an Additional Collaboration Target (New Target 2), effective upon expiration of that period.
2.7.2.Nomination. Notwithstanding anything to the contrary in the Agreement or this Amendment, Novartis shall nominate each of New Target 1 and New Target 2 in writing to the JSC no later than [**] from the Amendment Effective Date.
2.7.3.Project Plans. Within [**] following the applicable New Target becoming a Collaboration Target pursuant to Section 2.7.1, the Parties shall cooperate in good faith to prepare and submit to the JSC for approval an initial Project Plan for each New Target 1 and New Target 2 in accordance with Section 3.1(c) (Additional Project Plans) of the Agreement. Each such Project Plan shall be substantially in the form of the Form Project Plan and shall set forth the applicable Discovery Milestone Criteria, DC Criteria, research activities, timelines, and resource allocations for the applicable New Target. Notwithstanding the foregoing or anything to the contrary in this Agreement, upon completion of the steps under Section 2.7.1, each of New Target 1 and New Target 2 shall be deemed a Collaboration Target for all purposes of this Agreement, and the status of either such target as a Collaboration Target shall not be conditioned upon the Parties’ agreement on a Project Plan .
2.7.4.[**] Suitability Analysis Fee. For the avoidance of doubt, and consistent with Section 3.3(c)(iii) of the Agreement, [**] Suitability Analysis fee shall be payable by Novartis for the Suitability Analysis conducted with respect to [**].

3.General Provisions
3.1.Effect of Amendment; Integration. This Amendment is incorporated into and made a part of the Agreement. Except as expressly modified by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. This Amendment, together with the Agreement and all schedules and exhibits thereto, constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior negotiations, representations, or agreements, whether oral or written, relating to the subject matter of this Amendment.
3.2.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Electronic signatures (including PDF or other electronic format) shall be deemed original signatures for all purposes.
3.3.Governing Law. This Amendment shall be governed by and construed in accordance with the laws applicable to the Agreement as set forth therein.
3.4.Authority. Each Party represents and warrants that (a) it has all requisite corporate power and authority to enter into this Amendment and to perform its obligations hereunder, (b) this Amendment has been duly authorized by all necessary corporate action, and (c) this Amendment constitutes the valid, binding, and enforceable obligation of such Party in accordance with its terms.
3.5.No Waiver. No failure or delay by either Party in exercising any right, power, or privilege under this Amendment shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or privilege preclude any other or further exercise thereof.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

SCHRÖDINGER, INC.

By: /s/ Karen Akinsanya
Name: Karen Akinsanya
Title: President R&D, Therapeutics, Chief Strategy Officer, partnerships
Date: 14-Sept-2026

NOVARTIS PHARMA AG

By: /s/ Arne Woern
Name: Arne Woern
Title: Global Head Alliance Management
Date: 17-Sept-2026

NOVARTIS PHARMA AG

By: /s/ Yves Kesch
Name: Yves Kesch
Title: Senior Legal Counsel
Date: 16-Sept-2026